UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 6, 2005

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-18051                      13-3487402
     --------                       -------                      ----------
  (State or other              (Commission File                (IRS Employer
  jurisdiction of                   Number)                 Identification No.)
  incorporation)


   203 East Main Street, Spartanburg, SC                         29319-0001
   -------------------------------------                         ----------
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 597-8000


          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On January 6, 2005, Denny's Corporation issued a press release announcing same-store sales for its company-owned restaurants during the five-week quarter and 52-week year ended December 29, 2004, compared with the related period in fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

           (c)  Exhibits

                Exhibit 99.1 -- Press release issued by Denny's Corporation on January 6, 2005.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  January 10, 2005                          /s/ Andrew F. Green
                                                 -----------------------------
                                                 Andrew F. Green
                                                 Senior Vice President,
                                                 Chief Financial Officer